Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report on Form 10-Q of Mueller Water Products, Inc. (the “Company”) for the quarter ended December 31, 2017 (the “Report”), I, Marietta Edmunds Zakas, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 8, 2018

/s/ Marietta Edmunds Zakas
Marietta Edmunds Zakas
Chief Financial Officer